COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

The Company insures the legal liability risks for our shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. We are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

We have one vessel held under capital lease, the Golden Eclipse, that was sold by the Former Golden Ocean in 2008 and leased back for a period of ten years. We have the right to purchase the vessel at the dates and amounts as disclosed in Note 16.

We sold eight vessels to Ship Finance in the third quarter of 2015 and leased them back on charters for an initial period of ten years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day.

As of December 31, 2017, we had five vessels under construction. The outstanding commitments for the five newbuildings amounted to $144.6 million with contractual payments due in 2018. With reference to Note 32, in January and February 2018, the Company took delivery of the remaining five newbuildings and paid $144.6 million in final installments.

In October 2017, we agreed to acquire two Capesize vessels from affiliates of Hemen. As of December 31, 2017, we had commitments to take delivery of the remaining one vessel. The agreed purchase price for the vessel was $43.0 million. As settlement of the purchase price, we agreed to enter into a seller's credit loan with an affiliate of Hemen for $21.5 million. The remaining part of the purchase price was to be settled with $4.5 million of cash and 2,000,000 of newly-issued common shares of the Company. Refer to Note 32 for the delivery of the second vessel.

In 2016, we received 2.4 million in respect of claims for unpaid charter hire owed under bareboat charters of the VLCCs Titan Venus and Mayfair. The receipt was recorded as bareboat charter revenue as it related to services previously rendered under such terms. This amount was received as full and final settlement for the claims.

In 2016, we received a final arbitration award relating to a time charter party entered into in March 2006. The claimants were awarded approximately $9.8 million in total. The claim itself was an unsafe port allegation which falls under our protection and indemnity insurance and will be covered by our insurance company. In January 2018, a final settlement agreement was made between the parties involved, and we received $0.2 million as compensation for agreed off-hire and reimbursement of costs.

Except as described above, to the best of our knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on our financial position or profitability and no such proceedings are pending or known to be contemplated.